SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                           __________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934
                           __________

                          May 26, 1998
        Date of Report (Date of earliest event reported)

                 AQUILA BIOPHARMACEUTICALS, INC.
       (Exact name of registrant as specified in charter)

           Delaware           0-12081           04-3307818
       (State or other (Commission File Number) (IRS Employer
       jurisdiction of                           Identification
        incorporation)                            Number)

                      365 Plantation Street
                 Worcester, Massachusetts  01605
      (Address of principal executive offices and zip code)

                         (508) 797-5777
      (Registrant's telephone number, including area code)

                         Not applicable
      (Former name or former address, if changed since last report)


          Item 5.   Other Events.

          As of May 26, 1998, the Board of Directors of the Registrant adopted a shareholder rights plan. Pursuant to the Shareholder Rights Agreement between the Registrant and American Stock Transfer and Trust Company, as Rights Agent, effective May 26, 1998 (the "Rights Agreement"), one Right will be issued for each outstanding share of Common Stock, par value, $.01 per share. The description and terms of the Rights are set forth in the Rights Agreement which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

          Item 7.   Financial Statements, Pro Forma Financial
     Information and Exhibits.

              The following exhibit is filed with this Current
     Report on Form 8-K.

              Exhibit No.                  Description

                4.1 Shareholder Rights Agreement, dated as of May 26, 1998, between Aquila
                                    Biopharmaceuticals, Inc. and
                                    American Stock Transfer and Trust
                                    Company, as Rights Agent,
                                    including the form of Rights
                                    Certificate as Exhibit A and the
                                    Summary of Rights as Exhibit B
                                   (incorporated by reference to
                                    Exhibit 1 to Form 8-A, dated May
                                    26, 1998, File No. 0-12081).


                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
     Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             AQUILA BIOPHARMACEUTICALS, INC.



     Date:    May 26, 1998      /s/ James L. Warren
                            By:__________________________________
                                  James L. Warren, Chief Financial Officer
                                    and Treasurer